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Supplement to Statement of Additional Information dated March 1, 2022

June 29, 2022
Effective on or about July 29, 2022 (the “Effective Date”), Stephen Paice will serve as a portfolio manager for Harbor International Growth Fund (the “Fund”).
As of the Effective Date, Moritz Sitte no longer serves as a portfolio manager to the Fund. All references to Mr. Sitte in the Statement of Additional Information are hereby removed.

As of the Effective Date, the following is added to the “Other Accounts Managed” section for Harbor International Growth Fund found on page 60 and is as of May 31, 2022:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL GROWTH FUND
Stephen Paice
All Accounts	0	$—	4	2,640	1	139
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

As of the Effective Date, the following is added to the “Securities Ownership” section found on page 64:
As of May 31, 2022, Mr. Paice did not beneficially own any shares of Harbor International Growth Fund.
Investors Should Retain This Supplement For Future Reference
S0622.SAI.HF